Exhibit 99.1

Village Farms International’s Board of Directors

Unanimously Approves $10 Million Share Repurchase Authorization

– Authorization reflects Company’s balanced approach to capital allocation to deliver value for shareholders –

– Company to close Q3 with $75 million in cash; repurchase complements ongoing organic growth initiatives –

Vancouver, BC, September 29, 2025 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced that its Board of Directors has unanimously approved a US $10 million share repurchase authorization for up to 5,687,000 common shares, representing five percent of the Company’s issued and outstanding common shares.

Founder, President and Chief Executive Officer Michael A. DeGiglio commented, “Today’s announcement reflects our Board of Directors’ confidence in the strength of our balance sheet and expected future cash flow generation to create long-term value for shareholders. We expect to close the third quarter with approximately $75 million in cash, and believe this repurchase authorization provides additional opportunity to create value for shareholders through a balanced approach to capital allocation which also includes our ongoing organic growth investments in expansion projects in Canada and the Netherlands.”

The timing and amount of any shares of the Company’s common stock that are repurchased under the repurchase program will be determined by Company management based on its evaluation of market conditions and other factors. The Company may enter into an automatic plan to facilitate repurchases from time to time under the plan, in the open market or through privately negotiated transactions in compliance with Rule 10b-18 and Rule 10b5-1 under the U.S. Securities Exchange Act of 1934, and in accordance with issuer exemptions under section 4.8(3) and (5) of Canadian National Instrument 62-104 pertaining to issuer bids.

The repurchase program does not obligate the Company to acquire any particular amount of securities, and the repurchase program may be suspended or discontinued at any time at the Company's discretion. The actual timing, number and value of securities repurchased depend on a number of factors, including the market price of the Company's common shares, general market and economic conditions, the Company's financial results and liquidity, and other considerations. The Company will repurchase its common shares at a price per common share that is no greater than the maximum permitted under applicable securities laws. The Company expects to fund share repurchases from existing cash on hand and from future cash generated from operations.

About Village Farms International, Inc.

Village Farms leverages decades of experience in Controlled Environment Agriculture as a large-scale, vertically-integrated supplier of high-value, high-growth plant-based Consumer Packaged Goods. The Company built a strong foundation as the leading and longest-tenured fresh produce supplier to grocery and large-format retailers throughout the US and Canada, but now focuses its agricultural expertise on high-growth cannabinoid opportunities internationally while maintaining strategic optionality through remaining produce assets.

In Canada, the Company's wholly owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world (2.2 million square feet of greenhouse production), a low-cost producer and one of Canada’s highest quality and best-selling brands. The Company owns an incremental 2.6 million square feet of greenhouse capacity in Canada for future expansion, and also owns 80% of Québec-based, Rose LifeScience, a leader in the commercialization of cannabis products.

Internationally, Village Farms is targeting selected, nascent, legal cannabis opportunities with significant growth potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to international markets including Germany, the United Kingdom, Israel, Australia, and New Zealand. The Company is expanding its export business to new countries and customers, and making select investments in international production assets. In Europe, wholly-owned Leli Holland has one of 10 licenses to grow and distribute recreational cannabis within the Dutch Coffee Shop Experiment.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD and hemp-derived brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US THC market via multiple strategies, leveraging its Texas-based greenhouse assets (2.2 million square feet of existing greenhouse capacity and 950 acres of owned, unoccupied land for future expansion).

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates renewable natural gas from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated.

Cautionary Statement Regarding Forward-Looking Information

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, tariffs, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this Press Release and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Phone: (407) 936-1190 ext. 328 Email: sgibbons@villagefarms.com